Quarterly Holdings Report
for

Fidelity Freedom® Index 2065 Fund

June 30, 2019

X65-QTLY-0819
1.9895826.100

Schedule of Investments June 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Domestic Equity Funds - 60.7%
	Shares	Value
Fidelity Series Total Market Index Fund (a)
(Cost $607,500)	60,568	607,500

International Equity Funds - 29.3%
Fidelity Series Global ex U.S. Index Fund (a)
(Cost $292,500)	23,233	292,500

Bond Funds - 10.0%
Fidelity Series Bond Index Fund (a)	6,829	70,000
Fidelity Series Long-Term Treasury Bond Index Fund (a)	3,222	30,000
TOTAL BOND FUNDS
(Cost $100,000)		100,000

Short-Term Funds - 100.0%
Fidelity Cash Central Fund 2.42% (b)
(Cost $1,000,000)	999,800	1,000,000
TOTAL INVESTMENT IN SECURITIES - 200.0%
(Cost $2,000,000)		2,000,000
NET OTHER ASSETS (LIABILITIES) - (100.0)%		(999,787)
NET ASSETS - 100%		$1,000,213

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$197
Total	$197

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Series Bond Index Fund	$--	$70,000	$--	$11	$--	$--	$70,000
Fidelity Series Global ex U.S. Index Fund	--	292,500	--	--	--	--	292,500
Fidelity Series Long-Term Treasury Bond Index Fund	--	30,000	--	4	--	--	30,000
Fidelity Series Total Market Index Fund	--	607,500	--	--	--	--	607,500
Total	$--	$1,000,000	$--	$15	$--	$--	$1,000,000

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Valuation techniques used to value the Fund's investments by major category are as follows:

Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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